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                                                                   Exhibit 10.29
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                                          January 28, 2000



J.P. Morgan Securities Inc.
Bear, Stearns & Co. Inc.
U.S. Bancorp Piper Jaffray Inc.
As Representatives of the Underwriters
     named in Schedule I to the
  Underwriting Agreement referred to below
c/o J.P. Morgan Securities Inc.
  60 Wall Street
  New York, NY 10260

     Re:  Vicinity Corporation -- Public Offering

Ladies and Gentlemen:

     The undersigned understands that you, as Representatives of the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with Vicinity Corporation, a California corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), of Common Stock, $.001 par value, of the Company (the "Securities"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

     In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, the undersigned will not, during the period ending 270 days after the date of the prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, $.001 per share par value, of the Company (the "Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and

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securities which may be issued upon exercise of a stock option or warrant) or
(2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities Inc. on behalf of the Underwriters, it will not, during the period ending 270 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     The undersigned understands that, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released from all obligations under this Letter Agreement.

     The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

     This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

                               Very truly yours,

                               Hikari Tsushin, Inc.



                               By:_____________________________________
                                 Name:
                                 Title:

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Accepted as of the date first set forth above:

J.P. Morgan Securities Inc.
Bear, Stearns & Co. Inc.
U.S. Bancorp Piper Jaffray Inc.
Acting severally on behalf of themselves
          and the several Underwriters
     named in Schedule I to the
     Underwriting Agreement

By:  J.P. MORGAN SECURITIES INC.



By: ___________________________________________________________
    Name:
    Title:

By: BEAR, STEARNS & CO. INC.



By: ___________________________________________________________
    Name:
    Title:

By: U.S. BANCORP PIPER JAFFRAY
    INC.



By: ___________________________________________________________
    Name:
    Title:

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